EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Teen Education Group,  Inc. (the "Company") on Form 10-Q/A for the quarter  ending June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),  I, Robert L.  Wilson,  President of the Company,  certify,  pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant  to Section 906 of the  Sarbanes-Oxley  Act of 2002,  that, to my knowledge:

(1)  The Report fully  complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Date: March 30, 2010

By: /s/ ROBERT L. WILSON
___________________________
Robert L. Wilson
President
(Principal Executive Officer),
and Director